United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): October 1, 2024

Fidelity National Financial, Inc.
(Exact name of Registrant as Specified in its Charter)
001-32630
(Commission File Number)

Delaware	16-1725106
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)
(904) 854-8100
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
FNF Common Stock, $0.0001 par value	FNF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement
6.250% Senior Notes due 2034
On October 4, 2024, Fidelity National Financial, Inc.’s (the “Company”) majority-owned subsidiary F&G Annuities & Life, Inc., a Delaware corporation (“F&G”), completed the public offering of $500 million aggregate principal amount of its 6.250% Senior Notes due 2034 (the “New Notes”). The New Notes were registered pursuant to F&G’s registration statement on Form S-3ASR (File No. 333-282432) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on October 1, 2024 and were offered to the public pursuant to the prospectus supplement, dated October 1, 2024, to the prospectus, dated October 1, 2024, which forms a part of the Registration Statement. The New Notes are guaranteed on an unsecured, unsubordinated basis by each of F&G’s subsidiaries that are guarantors of F&G’s obligations under its existing credit agreement (together, the “Guarantors” and each, a “Guarantor”).

F&G intends to use the net proceeds from the offering of the New Notes to repay borrowings under its revolving credit facility and for general corporate purposes, including the support of organic growth opportunities.

In connection with the offering of the New Notes, F&G entered into an underwriting agreement, dated October 1, 2024 (the “Underwriting Agreement”), among F&G, the Guarantors and Wells Fargo Securities, LLC, BofA Securities, Inc., J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named therein. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and incorporated by reference herein.

Indenture

The New Notes were issued pursuant to an indenture, dated as of January 13, 2023 (the “Base Indenture”), among F&G, the Guarantors and Citibank, N.A., as trustee (the “Trustee”), as supplemented by a Second Supplemental Indenture, dated as of January 26, 2023 (the “Second Supplemental Indenture”), between CF Bermuda Holdings Limited and the Trustee, and by a Fifth Supplemental Indenture, dated as of October 4, 2024 (the “Fifth Supplemental Indenture” and, together with the Base Indenture and the Second Supplemental Indenture, the “Indenture”), among F&G, the Guarantors and the Trustee. The New Notes are the senior unsecured, unsubordinated obligations of F&G and are fully and unconditionally guaranteed on an unsecured, unsubordinated basis by the Guarantors. The New Notes will bear interest at a rate equal to 6.250% per year, payable semi-annually in arrears on April 4 and October 4 of each year, beginning on April 4, 2025. The New Notes will mature on October 4, 2034 unless earlier repurchased or redeemed.

At any time prior to July 4, 2034 (the “Par Call Date”), F&G will have the right to redeem the New Notes at its option, in whole or in part, at a redemption price equal to the greater of (i)(a) the sum of the present values of the remaining scheduled payments of principal of and interest on the New Notes to be redeemed discounted to the redemption date (assuming the New Notes to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Indenture), plus 40 basis points, less (b) accrued and unpaid interest thereon to, but not including, the redemption date; and (ii) 100% of the principal amount of the New Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but not including, the redemption date. At any time on or after the Par Call Date, F&G will have the right to redeem the New Notes at its option, in whole or in part, at a redemption price equal to 100% of the principal amount of the New Notes to be redeemed, plus accrued and unpaid interest thereon to, but not including, the redemption date.

The interest rate payable on the New Notes will be subject to adjustment from time to time if any two of S&P, Fitch and Moody’s (or a substitute rating agency therefor) downgrade (or downgrade and subsequently upgrade) the credit ratings assigned to the New Notes, under the terms of the Indenture.

Upon a Change of Control Triggering Event, as defined in the Indenture, with respect to the New Notes, F&G is required, subject to certain exceptions, to offer to purchase all of the New Notes then outstanding at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest to, but not including, the purchase date.

The foregoing summaries of the Fifth Supplemental Indenture and the New Notes in this Item 1.01 do not purport to be complete and are qualified in their entirety by reference to the full and complete texts of the Fifth Supplemental Indenture and the New Notes, respectively, copies of which are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively, incorporated herein by reference. The foregoing summaries of the Base Indenture and the Second Supplemental Indenture in this Item 1.01 do not purport to be complete and are qualified in their entirety by reference to the full and complete texts of the Base Indenture and the Second Supplemental Indenture, copies of which were filed with the SEC as Exhibit 4.1 to

F&G’s Current Report on Form 8-K, filed on January 13, 2023, and Exhibit 4.3 to F&G’s Registration Statement on Form S-4, filed on August 10, 2023, respectively, and are incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 that involve risk and uncertainties. These forward-looking statements are based on our current beliefs, understandings and expectations and may relate to, among other things, statements regarding our current beliefs, understanding and expectations regarding this incident and its impact on our business, operations and financial results. These forward-looking statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Factors that could cause actual results to differ materially from those expressed or implied include legal, regulatory, reputational, operational, and financial risks resulting from this incident, our ongoing investigation of the incident, including the Company’s potential discovery of additional information related to the incident in connection with this investigation, any potential customer and regulatory inquiries and/or litigation to which the Company may become subject in connection with this incident, the extent of remediation and other additional costs that may be incurred by the Company in connection with this incident, the extent of insurance coverage and contractual indemnification, and the risks set forth in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 29, 2024, and our other filings with the SEC. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description
1.1
Underwriting Agreement, dated as of October 1, 2024, among F&G Annuities & Life, Inc., the guarantors party thereto and Wells Fargo Securities, LLC, BofA Securities, Inc., J.P. Morgan Securities LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named therein.

4.1
Fifth Supplemental Indenture relating to F&G Annuities & Life, Inc.’s 6.250% senior notes due 2034, dated as of October 4, 2024, among F&G Annuities & Life, Inc., the guarantors named therein and Citibank, N.A., as trustee.

4.2	Form of F&G Annuities & Life, Inc.’s 6.250% senior notes due 2034 (included in Exhibit 4.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Financial, Inc.
Date:	October 4, 2024	By:	/s/ Michael L. Gravelle
			Name:	Michael L. Gravelle
			Title:	Executive Vice President, General Counsel and Corporate Secretary